                                                                    Exhibit 23.2

                         INDEPENDENT AUDITORS' CONSENT

We consent to the incorporation by reference in the Registration Statement of AsiaInfo Holdings Inc. ("the Company") on Form S-8 of our report dated January 24, 2000 appearing in the Company's Registration Statement No.33-93199.



/s/ Deloitte Touche Tohmatsu
--------------------------------
   Deloitte Touche Tohmatsu
   Hong Kong
   June 14, 2000